EXHIBIT 99.2
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

Friedman, Billings, Ramsey Group, Inc.
ASSETS UNDER MANAGEMENT FOR THE 2ND QUARTER 2002

                                                               06/30/2002      03/31/2002      12/31/2001
                                                              --------------  --------------  --------------

Gross assets under management (1) (in millions)
-------------------------------------------
Managed accounts                                                   $4,152.3        $2,757.7        $1,371.4
Hedge & offshore funds                                                216.0           209.2           260.6
Mutual funds                                                        1,313.4         1,270.4         1,005.8
Private equity funds                                                   46.1            46.4            48.3
Technology sector funds                                                56.6            60.4            71.0
                                                              --------------  --------------  --------------
     Total                                                         $5,784.4        $4,344.1        $2,757.1
                                                              ==============  ==============  ==============

Net assets under management (2) (in millions)
-----------------------------------------
Managed accounts                                                    $ 748.5         $ 394.5         $ 250.2
Hedge & offshore funds                                                188.5           157.7           153.4
Mutual funds                                                        1,297.7         1,214.1         1,001.7
Private equity funds                                                   45.5            45.5            47.6
Technology sector funds                                                52.3            55.8            64.9
                                                              --------------  --------------  --------------
     Total                                                         $2,332.5        $1,867.6        $1,517.8
                                                              ==============  ==============  ==============

Productive assets under management (3) (in millions)
------------------------------------------------
Managed accounts                                                   $4,152.3        $2,757.7        $1,371.4
Hedge & offshore funds                                                188.5           157.7           153.5
Mutual funds                                                        1,297.7         1,214.1         1,001.7
Private equity funds                                                   94.8            95.3            93.3
Technology sector funds                                               248.1           249.3           248.2
                                                              --------------  --------------  --------------
     Total                                                         $5,981.4        $4,474.1        $2,868.1
                                                              ==============  ==============  ==============

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(1)  Gross assets under management  represents the amount of actual gross assets of FBR-Asset and other managed accounts, and proprietary investment partnerships and mutual funds.

(2) Net assets under management represents gross assets under management, net of any repo debt, margin loans, securities sold but not yet purchased, lines of credit, and any other liabilities.

(3) Productive capital assets under management represents the amount of actual or committed capital that determines the respective investment vehicles' base management fees. The productive capital base for each vehicle is determined by the terms of its specific agreement (which is generally a partnership, operating or management agreement.) For FBR-Asset the productive capital includes both equity and debt, and for technology sector funds and certain private equity funds the productive capital represents primarily committed capital.